CONSOLIDATED STATEMENT OF OPERATIONS (USD $)	3 Months Ended	9 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
REVENUE
Total Revenue	$ 155,089	$ 2,038
COST OF GOODS SOLD
Cost of Sales	211,778	2,322
GROSS LOSS	(56,689)	(284)
OPERATING EXPENSES
Selling, general and administrative	1,864,563	953,143
Impairment loss	192,753
Stock compensation expense	35,201	84,325
Depreciation	11,955	695
Total Operating Expenses	2,104,472	1,038,163
Operating Loss	(2,161,161)
Derivative loss	6,294,694
Interest expense	66,802
NET LOSS	$ (8,522,657)	$ 1,038,447
Basic and Diluted Loss Per Share (in dollars per share)	$ (0.13)	$ (0.08)
Weighted Average Outstanding Shares (in shares)	63,290,000	12,827,921